UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 17, 2022
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As reported below in Item 5.07, on May 17, 2022, the stockholders of Brickell Biotech, Inc. (the “Company”) approved amendments to the Company’s 2020 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) to increase the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), authorized for issuance under the Omnibus Plan, and the number of such shares that can be delivered in respect of incentive stock options, by 5,372,000 shares (the “Plan Amendments”). The Plan Amendments were included as Proposal 4 in the Company’s definitive proxy statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 22, 2022 (the “Proxy Statement”). A copy of the Omnibus Plan, as amended to reflect the Plan Amendments, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
On May 17, 2022, the Company reconvened its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which was adjourned on May 3, 2022. The following matters (the “Proposals”) were voted upon by the stockholders with the final voting results as shown:
Proposal 1: To elect two (2) directors to serve as Class III directors until the 2025 Annual Meeting of Stockholders and until their respective successors are elected.

Name	For	Withhold	Broker Non-Votes
Reginald L. Hardy	31,822,546	6,644,086	26,776,744
Gary A. Lyons	29,026,639	9,439,993	26,776,744
Proposal 2 – To ratify the selection of Ernst & Young LLP to serve as the Company’s registered independent public accounting firm for the year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
62,070,032	1,723,128	1,450,216	0
Proposal 3 – To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 525,000,000.

For	Against	Abstain	Broker Non-Votes
51,410,348	13,443,229	389,799	0
Proposal 4 – To approve amendments to the Omnibus Plan to increase the number of shares of Common Stock authorized for issuance under the Omnibus Plan, and the number of such shares that can be delivered in respect of incentive stock options, by 5,372,000 shares.

For	Against	Abstain	Broker Non-Votes
26,951,726	10,094,410	1,420,496	26,776,744
Proposal 5 – To approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 1-for-5 and 1-for-25, and a proportionate reduction in the number of authorized shares of Common Stock, subject to and as determined by the Board of Directors.

For	Against	Abstain	Broker Non-Votes
52,520,171	11,344,074	1,379,131	0
Proposal 6 – To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting or in the absence of a quorum.

For	Against	Abstain	Broker Non-Votes
52,193,416	12,298,836	751,124	0
Proposals 1, 2, 4 and 6 were approved, each receiving the affirmative requisite vote of the holders of shares of Common Stock. Although Proposal 6 was approved, the Company determined that a further adjournment of the Annual Meeting was not necessary or appropriate. While each of Proposals 3 and 5 received the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting, neither of such Proposals was approved, as each did not receive the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote.
Each Proposal is described in detail in the Proxy Statement.
Item 7.01. Regulation FD Disclosure
In light of the fact that Proposal 5, the proposal to approve a reverse stock split of the Company’s Common Stock, did not receive a sufficient number of votes for approval as described in Item 5.07 above, the Company plans to hold a Special Meeting of the Stockholders of the Company on June 30, 2022 (the “Special Meeting”) for stockholders to consider another reverse stock split proposal. The Company is considering various structures and efforts to attempt to obtain the requisite vote to approve the reverse stock split at the Special Meeting.
The Company continues to pursue stockholder approval of a reverse stock split because, as previously disclosed, the Company has received notices of noncompliance with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market, the most recent of which granted the Company until June 13, 2022 (the “Compliance Date”) to regain compliance with that requirement. If prior to June 13, 2022, the closing bid price of the Company’s Common Stock is not at least $1.00 per share for a minimum of 10 consecutive business days, The Nasdaq Stock Market LLC (“Nasdaq”) will provide written notification that the Company’s Common Stock will be delisted. At that time, the Company intends to appeal Nasdaq’s delisting determination to a Nasdaq Hearings Panel, while continuing to seek stockholder approval of the reverse stock split proposal at the Special Meeting.
A reverse stock split is a potential means to regain compliance with the Nasdaq requirement; however, there is no assurance that the Company will receive stockholder approval for a reverse stock split at the Special Meeting or otherwise, that such a reverse stock split would have the intended effect, or that the Company’s Common Stock will not be delisted from Nasdaq, especially because the Special Meeting and any subsequent reverse stock split will occur after the Compliance Date.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

10.1	Brickell Biotech, Inc. Omnibus Long-Term Incentive Plan, as amended through May 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2022	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer